                  AMENDMENT NUMBER ONE TO REVOLVING CREDIT AGREEMENT


          This AMENDMENT NUMBER ONE TO REVOLVING CREDIT AGREEMENT (this "AMENDMENT"), dated as of July 14, 1997, is entered into by and between PROSPECT MEDICAL HOLDINGS, INC., a Delaware corporation ("BORROWER"), and IMPERIAL BANK, a California banking corporation ("BANK"), with reference to the following facts:

          A. Borrower and Bank have previously entered into that certain Revolving Credit Agreement, dated as of July 3, 1997 (the "AGREEMENT"); and

          B. Borrower and Bank desire to amend the Agreement in accordance with the terms of this Amendment.

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1. DEFINED TERMS. All initially capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement. In addition, Section 1.1 of the Agreement is hereby amended by amending the definitions of "CREDIT SUCCESSION AGREEMENT," "LOAN DOCUMENTS," "OPTION AGREEMENT," "PHYSICIAN GROUP," and "REAL ESTATE LEASES," in their entirety as follows:

                    "`CREDIT SUCCESSION AGREEMENT' means and includes (i) that certain Amended and Restated Credit Succession Agreement, dated as of July 14, 1997, among Borrower, Bank, each Guarantor, each Physician Group and each Physician Group Shareholder, and (ii) each other Credit Succession Agreement now or hereafter entered into by and among the foregoing parties.

                    "`LOAN DOCUMENT(S)' means each of the following documents, instruments, and agreements individually or collectively, as the context requires:

                    (i)    the Note;

                    (ii)   the Security Agreement (Borrower);

                    (iii)  the Guaranties;

                    (iv)   the Security Agreements (Guarantor);

                    (v)    the Stock Pledge Agreements (Borrower);

                    (vi)   the Collateral Assignments of Transaction Documents;


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

                    (vii)  the Credit Succession Agreements;

                    (viii) the Letter of Credit Applications;

                    (ix)   the Warrant; and

                    (x) such other documents, instruments, and agreements (including financing statements and fixture filings) as Bank may reasonably request in connection with the transactions contemplated hereunder or to perfect or protect the liens and security interests granted to Bank in connection herewith.

                    "`OPTION AGREEMENT' means each certain Assignable Option Agreement heretofore or hereafter entered into by and among a Physician Group, its Physician Group Shareholders and its Manager.

                    "`PHYSICIAN GROUP' means a professional medical corporation.

                    "`REAL ESTATE LEASES' means all leases, licenses, and any and all other agreements regarding a right of entry to and/or a possessory interest in real property now or hereinafter entered into by Borrower, any Subsidiary or any Physician Group as a tenant or licensee, or which have been, or are in the future, being purchased, assigned or sublet to Borrower, any Subsidiary or any Physician Group as a tenant or licensee."

          2.   AMENDMENT TO ARTICLE IV.  Sections 4.5, 4.6, 4.7, 4.10, 4.13 and
4.18 of the Agreement are hereby amended in their entirety as follows:

                    "4.5   LIENS.  Borrower, each Subsidiary and each Physician
          Group has good and marketable title to, or valid leasehold interests in, all of its Assets, free and clear of all Liens or rights of others, except for Permitted Liens.

                    "4.6   DEBT.  Borrower, each Subsidiary and each Physician
          Group has no Debt other than (i) Permitted Debt and (ii) until August 14, 1997, a $125,000 line of credit from Wells Fargo Bank to Santa/Ana Tustin Physicians Group, Inc., under which no amounts are outstanding or owing.

                    "4.7   LITIGATION.  Except as set forth in SCHEDULE 4.7,
          there are no suits, proceedings, claims or disputes pending or, to the knowledge of Borrower after due inquiry, threatened, against or affecting Borrower, any Subsidiary or any Physician Group, or any of Borrower's Assets, any of any Subsidiary's Assets or any of any Physician Group's Assets, which are not fully covered by applicable insurance and as to which no reservation of rights has been taken by the insurer thereunder.


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

                    "4.10 TAXES. All tax returns required to be filed by Borrower, the Subsidiaries and the Physician Groups in any jurisdiction have in fact been filed, and all taxes, assessments, fees and other governmental charges upon Borrower, the Subsidiaries and the Physician Groups or upon any of their Assets, income or franchises, which are due and payable have been paid. The provisions for taxes on the books of Borrower and each of the Subsidiaries and Physician Groups are adequate for all open years, and for Borrower's and each of the Subsidiaries' and Physician Groups' current fiscal period.

                    "4.13 OTHER OBLIGATIONS. Except as disclosed in SCHEDULE 4.13, Borrower and each of the Subsidiaries and Physician Groups is not in default on any Debt, and Borrower and each of the Subsidiaries and Physician Groups is not in default on any other lease, commitment, contract, instrument or obligation which is material to the operation of its business.

                    "4.18 REAL ESTATE LEASES. All of the Real Estate Leases are listed on SCHEDULE 4.18. All of the Real Estate Leases are currently in full force and effect, and true and correct copies of all Real Estate Leases, together with all amendments, exhibits and schedules thereto, have been delivered to Bank. Except as disclosed in SCHEDULE 4.13, neither the landlord nor the tenant therein, as the case may be, is in default on any of its obligations thereunder, and no event has occurred which, with the passage of time or the giving of notice, or both, would constitute such a default."


          3. AMENDMENT TO SECTION 5.11. Section 5.11 of the Agreement is hereby amended in its entirety as follows:

                    "(a)   BANK ACCOUNTS.  Maintain, and cause each Subsidiary
          and each Physician Group to maintain, its cash on hand and cash equivalent investments in deposit accounts at Bank, which deposits accounts (other than the deposit accounts of the Physician Groups) shall be subject to the security interests granted to Bank under the Security Agreement and the Security Agreements (Guarantor), and all funds in the deposit accounts of the Physician Groups shall be swept daily into the deposit account of its Manager established at Bank; PROVIDED, HOWEVER, notwithstanding the foregoing, the Five Hundred Seventy-Nine Thousand Four Hundred Fifty-Nine Dollars ($579,454) on deposit in the "RESERVE ACCOUNT" (as such term is defined in Section
          3.5 of that certain Agreement for the Purchase and Sale of Stock of Santa Ana/Tustin Physicians Group, Inc., by and among Prosect Medical Group, Inc., Santa Ana/Tustin Physicians Group, Inc., and Melvin L. Reich, D.O., as in effect on the date hereof) may be maintained in an account at Merrill Lynch or such other depository other than Bank. The Reserve Account may consist of cash other or liquid securities, certificates of deposit or other marketable securities. Such account may also have the following


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

          added to it, as each item relates to the period prior to July 14, 1997: hospital control pools, stop loss payments, maternity guaranties, mammogram pools, retroactive capitation payments and accounts receivable."

          4. AMENDMENT TO SECTION 6.2. Section 6.2 of the Agreement is hereby amended in its entirety as follows:

                    "6.2   DEBT.  Create, incur, assume or suffer to exist, or
          permit any Subsidiary or any Physician Group to create, incur, assume or suffer to exist, any Debt except (i) Permitted Debt, and (ii) a $125,000 line of credit from Wells Fargo Bank to Santa/Ana Tustin Physicians Group, Inc., SO LONG AS (x) such line of credit remains unsecured, (y) no amounts are outstanding or owing at any time, and
          (y) such line of credit is terminated not later than 5:00 p.m., Los Angeles time, August 14, 1997."

          5. AMENDMENT TO SECTION 6.8(b). Section 6.8(b) of the Agreement is hereby amended in its entirety as follows:

                    "(b)   Notwithstanding Section 6.8(a), Borrower shall be
          permitted to acquire or form a new Subsidiary in connection with the funding by it or such Subsidiary of the acquisition of a Physician Group in accordance with the Transaction Documents with respect to such Physician Group (a "PERMITTED ACQUISITION") so long as the following conditions have been fulfilled to the satisfaction of Bank in its sole and absolute discretion:

                           (i) Such Subsidiary shall be a corporation, wholly owned by Borrower;

                           (ii) Bank shall have received not later than thirty (30) days prior to the date of the proposed Permitted Acquisition, (x) a written detailed description of the proposed Permitted Acquisition, in form and substance satisfactory to Bank, including historical and projected financial information, accounts receivable information and reconciliations, and such other supporting information with respect to the applicable Physician Group and proposed Permitted Acquisition as Bank shall require, including historical financial statements and a listing of adjustments to physician compensation and other ongoing expenses reflected in the projected EBITDA for the transaction; and (y) draft copies of all Transaction Documents with respect to the proposed Permitted Acquisition, in form and substance satisfactory to Bank;

                           (iii) Bank shall have given its prior written consent to such Permitted Acquisition if either (x) the total consideration to be paid to the seller of the applicable Physician Group is Three Million Dollars ($3,000,000) or more, or (y) the total consideration to be paid to the seller of the applicable Physician Group is One Million Dollars ($1,000,000) or more but less than Three Million Dollars ($3,000,000) AND both (1) the total consideration to be paid to the seller of the applicable Physician Group is in excess of five times such Physician Group's projected EBITDA and (2) the cash consideration to be paid to the seller of the applicable Physician Group is in excess of three times such Physician Group's projected EBITDA;

                           (iv)    Bank shall have received, not later than one
          (1) day prior to the date of the closing of such Permitted Acquisition, final copies of all Transaction Documents with respect thereto, marked to show changes from the drafts of same previously provided to Bank, and Bank shall be satisfied with same;

                           (v) Bank shall have received all of the following Loan Documents with respect to such proposed Permitted Acquisition, in form and substance satisfactory to Bank in its sole and absolute discretion:

                              (1) a Guaranty duly executed by the applicable Subsidiary;

                              (2)  a Security Agreement (Guarantor), duly
          executed by the applicable Subsidiary;

                              (3) a Stock Pledge Agreement with respect to the capital stock of the applicable Subsidiary, duly executed by Borrower and acknowledged by such Subsidiary;

                              (4)  a Collateral Assignment of Transaction
          Documents (Guarantor), duly executed by the applicable Subsidiary and acknowledged by each of the other Persons party to such Transaction Documents;

                              (5) a Security Agreement (Physician Group) and related financing statement(s) (Form UCC-1) as Bank shall require and financing statement assignment (Form UCC-2 or UCC-3, as applicable), duly executed by the applicable Physician Group and Subsidiary;

                              (6) a Credit Succession Agreement or a joinder agreement to an existing Credit Succession Agreement, duly executed by such Subsidiary, Physician Group and the Physician Group Shareholders of such Physician Group;

                              (7)  such UCC-1 financing statements and/or
          fixture filings as Bank shall reasonably require in connection with the foregoing Loan Documents, duly executed by Borrower or such Subsidiary, as applicable;

                           (vi) Bank shall have received the original duly executed Inter-Company Note (Guarantor), endorsed by allonge by Borrower to Bank, and the original duly executed Inter-Company Note (Physician Group Shareholder), endorsed by allonge by the applicable Guarantor to Bank, evidencing the downstreaming of the funds from Borrower to the applicable Guarantor to the applicable Physician Group Shareholder, together with the original duly executed Inter-Company Security Agreement and UCC-1 Financing Statements as Bank shall require with respect thereto, duly assigned to Bank, all in form and substance satisfactory to Bank in its sole and absolute discretion;

                           (vii) Bank shall have received the certificates evidencing all of the capital stock of the applicable Physician Group together with undated stock powers with respect thereto, duly executed in blank by the applicable Physician Group Shareholder;

                           (viii) Bank shall have received the certificates evidencing all of the capital stock of the applicable Subsidiary, together with undated stock powers with respect thereto, duly executed in blank by Borrower;

                           (ix) Bank shall have received a favorable duly executed opinion of Borrower's and Guarantors' counsel, dated as of the date of the closing of the proposed Permitted Acquisition, with respect to the proposed Permitted Acquisition, satisfactory to Bank in its sole and absolute discretion;

                           (x)     Bank shall have received replacement
          Schedules to this Agreement and the Loan Documents, as appropriate, in form and substance satisfactory to Bank in its sole and absolute discretion;

                           (xi) Bank shall have received a Certificate of the Secretary of the applicable Guarantor, dated as of the date of the closing of the proposed Permitted Acquisition, certifying (i) the incumbency and signatures of the Responsible Officers of such Guarantor who are executing the Loan Documents on behalf of such Guarantor, (ii) the bylaws of such Guarantor and all amendments thereto as being true and correct and in full force and effect, and
          (iii) the resolutions of the Board of Directors of such Guarantor as being true and correct and in full force and effect, authorizing the execution and delivery of the Loan Documents, and authorizing the transactions contemplated thereunder, and authorizing the Responsible Officers of such Guarantor to execute the same on behalf of such Guarantor;

                           (xii) Bank shall have received a certificate of status and good standing for the applicable Guarantor and Physician Group, dated as of a recent date prior to the date of the closing of the proposed Permitted Acquisition, showing that such Guarantor and Physician Group is in good standing under the laws of the state of its organization;

                           (xiii) Bank shall have received the Articles or Certificate of Incorporation and all amendments thereto of the applicable Guarantor and Physician Group, certified by the Secretary of State of the state of its organization;

                           (xiv) receipt by Bank of certificates of foreign qualification and good standing with respect to the applicable Guarantor and Physician Group, dated as of a recent date prior to the date of the closing of the proposed Permitted Acquisition, showing that such Guarantor and Physician Group is qualified to do business and is in good standing under the laws of each state where the failure to be so qualified would have a Material Adverse Effect;

                           (xv) receipt by Bank of a certificate signed by the President and Chief Financial Officer of the applicable Guarantor, dated as of the date of the closing of the proposed Permitted Acquisition, certifying to Bank that (i) both immediately before and immediately after giving effect to the transactions contemplated by the Loan Documents, such Guarantor is and will be Solvent, (ii) to the best of their knowledge after due and diligent inquiry, the representations and warranties of such Guarantor contained in the Loan Documents are true and correct, (iii) to the best of their knowledge after due and diligent inquiry, both immediately before and immediately after giving effect to the transactions contemplated by the Loan Documents, no Event of Default or Unmatured Event of Default is continuing or shall occur, and (iv) the business of such Guarantor and the practice of the Physician Group which is the subject of such Permitted Acquisition are substantially the same as all other Guarantors and Physician Groups;

                           (xvi) Bank shall have received payment in full of all Bank Expenses pursuant to Section 9.3(a)(i) incurred in connection with the proposed Permitted Acquisition;

                           (xvii) Bank shall have received copies of insurance binders or insurance certificates evidencing Borrower's having caused to be obtained insurance in accordance with Section 5.5, including the lender's loss payee endorsements required by such Section;

                           (xviii) Bank shall have received Uniform
          Commercial Code and other public record searches with respect to the applicable

          Guarantor and Physician Group, in each case satisfactory to Bank in its sole and absolute discretion; and

                           (xix)   Bank shall have received such other
          agreements, instruments and documents as Bank may reasonably require in connection with such Permitted Acquisition, in form and substance satisfactory to Bank in its sole and absolute discretion."

          6. SCHEDULES. SCHEDULE 4.13 attached to this Amendment is hereby added to the Agreement. In addition, SCHEDULES 1.1P, 4.7, 4.9, 4.12, 4.18, and
4.20 to the Agreement are hereby deleted in their entirety and replaced, respectively, with SCHEDULES 1.1P, 4.7, 4.9, 4.12, 4.18, and 4.20 attached to this Amendment.

          7. REPRESENTATIONS AND WARRANTIES. In order to induce Bank to enter into this Amendment, Borrower represents and warrants to Banks that:

               (a) as of the date hereof, no Event of Default, Unmatured Event of Default or Material Adverse Effect is continuing;

               (b) all of the representations and warranties set forth in the Agreement and the Loan Documents are true, complete and accurate in all respects as of the date hereof (except for representations and warranties which are expressly stated to be true and correct as of the Closing Date); and

               (c) this Amendment has been duly executed and delivered by Borrower, and after giving effect to this Amendment, the Agreement continues to constitute the legal, valid and binding agreements and obligations of Borrower, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, and similar laws and equitable principles affecting the enforcement of creditors' rights generally.

          8. CONDITIONS PRECEDENT TO EFFECTIVENESS OF AMENDMENT. The effectiveness of this Amendment is subject to and contingent upon the fulfillment of each and every one of the following conditions:

               (a) Bank shall have received this Amendment, duly executed by Borrower and Bank, and the Consent of Guarantor, duly executed by Prospect Medical Systems, Inc.;

               (b) Bank shall have received all outstanding and unpaid Bank Expenses, including but not limited to the legal fees of Buchalter, Nemer, Fields & Younger relating to the negotiation, preparation and documentation of the Agreement, the Loan Documents and this Amendment;


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

               (c) No Event of Default, Unmatured Event of Default or Material Adverse Effect shall be continuing; and

               (d) All of the representations and warranties set forth herein and in the Agreement shall be true, complete and accurate in all respects as of the date hereof (except for representations and warranties which are expressly stated to be true and correct as of Closing Date).

          9. COUNTERPARTS; TELEFACSIMILE EXECUTION. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

          10. REAFFIRMATION OF THE AGREEMENT. Except as expressly modified by this Amendment, the Agreement and the Loan Documents shall remain in full force and effect.

                  [Remainder of this page intentionally left blank]





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

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first hereinabove written.

                           PROSPECT MEDICAL HOLDINGS, INC.,
                           a Delaware corporation


                           By: /s/ Jacob Y. Terner, M.D.
                               ------------------------------------------

                              Title: CEO
                                    -------------------------------------


                           IMPERIAL BANK,
                           a California banking corporation


                           By: /s/ Mark W. Campbell
                               ------------------------------------------
                              Title:   SVP
                                    -------------------------------------

                                 CONSENT OF GUARANTOR


          The undersigned, as "Guarantor" under that certain Continuing Guaranty, dated as of July 3, 1997 (the "GUARANTY"), executed in favor of IMPERIAL BANK, a California banking corporation ("BANK"), with respect to the obligations of PROSPECT MEDICAL HOLDINGS, INC., a Delaware corporation ("BORROWER"), owing to Bank, hereby acknowledges notice of the foregoing Amendment Number One to Revolving Credit Agreement, dated as of July 14, 1997, between Borrower and Bank, consents to the terms contained therein, and agrees that the Guaranty and all security therefor shall remain in full force and effect.

          Although Bank has informed us of the matters set forth above and we have acknowledged same, we understand and agree that Bank has no duty under the Agreement, the Guaranty or any other agreement between us to so notify us or to seek an acknowledgement, and nothing herein is intended to or shall create such a duty as to any advances or transactions hereafter.


                           PROSPECT MEDICAL SYSTEMS, INC.,
                           a Delaware corporation


                           By: /s/ Jacob Y. Terner, M.D.
                               ------------------------------------------

                              Title: CEO
                                    -------------------------------------


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